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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                    Date of Report     March 31,1999


                  WORLD FINANCIAL NETWORK NATIONAL BANK
         (Exact Name of Registrant as Specified in its Charter)



                              United States
             (State or Other Jurisdiction of Incorporation)


              333-998                             34-1610866
     (Commission File Number)       (I.R.S. Employer Identification No.)

    800 Techcenter Drive, Gahanna, Ohio                43230
    (Address of Principal Executive Offices)         (Zip Code)


                             (614) 729-4712
          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)


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Item 8. Change in Fiscal Year

      The determination date was March 26, 1999. The date of the new fiscal year is December 31. The Form 10K for December 31, 1998 will cover the transition period.


                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WORLD FINANCIAL NETWORK NATIONAL BANK
                                            (Registrant)




Dated:  March 31, 1999          By: Daniel T. Groomes

                                Title: President